Any statements in this document that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this document and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the GEAR Up initiative, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2015 and “Item 1A. Risk Factors” beginning on page 54 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this or in any other documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Safe Harbor Statement EXPENSE REDUCTION EXPECTATIONS TO DATE A reduction in expenses of ~$110 million is expected by year-end 2017, increasing to ~$160 million by year-end 2018. Consolidate office & operations space Consolidate ~40 banking centers (about 8% of total network) RATIONALIZE REAL ESTATE Eliminate ~9% of total workforce over the next year by consolidating functions and responsibilities Decrease management layers to move closer to the customers and accelerate decision making REDUCE WORKFORCE Significantly reduce the number of IT applications Optimize infrastructure Further automate operational processes ENHANCE INFORMATION TECHNOLOGY (IT) CAPABILITIES Increase speed to loan approval through further centralization and digitalization Eliminate redundancies and enhance data collection and analysis STREAMLINE CREDIT PROCESS REVENUE ENHANCEMENT OPPORTUNITIES TO DATE Planned revenue enhancements of ~$30 million are expected by year-end 2017, increasing to ~$70 million by year-end 2018. Focus on new products with greater contribution margins Expand products, sales tools and training Improve customer analytics to identify opportunities DEEPEN CUSTOMER RELATIONSHIPS Leverage technology to increase productivity and reduce time to close Ramp-up Merchant Services to significantly increase customer penetration Realign incentives Standardize approach across all markets for sales, training and performance management ACCELERATE GROWTH IN MIDDLE MARKET BANKING MEMBER FDIC. EQUAL OPPORTUNITY LENDER. Estimates and outlook as of July 19, 2016 ~$140 million by year-end 2017 ~$230 million (annual run-rate) by year-end 2018 PRE-TAX BENEFITS Total pre-tax restructuring charges of ~$140 to $160 million through 2018 RESTRUCTURING CHARGES Low 60s% by year-end 2017 ≤ 60% by mid-year 2018 (assumes no rate increases) EFFICIENCY RATIO Through this initiative, our actions will take us a long way toward achieving a double-digit Return on Equity.INITIAL FINANCIAL TARGETS Through our comprehensive review and analysis over the past several months, we have identified 20+ work streams focused on enhancing revenue and reducing expenses. We are moving expeditiously, and implementation has started. Our executive team, who owns this initiative, will provide quarterly updates on our progress towards our financial targets. PROCESS Further enhance revenue and reduce expenses by: • • driving high-growth opportunities; and supporting speed, simplicity and agility in decision-making and action. GOAL To strengthen our competitive position, and ensure that we remain a strong partner and trusted advisor to our customers, for the ultimate benefit of our shareholders, we are fundamentally changing the way we operate in many areas of our business. To date through the GEAR Up initiative, Comerica has already identified efficiency and revenue actions that are expected to drive at least $230 million in additional pre-tax income. Moreover, we are pursuing additional opportunities that will further enhance our profitability.

Any statements in this document that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this document and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the GEAR Up initiative, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2015 and “Item 1A. Risk Factors” beginning on page 54 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this or in any other documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Safe Harbor Statement EXPENSE REDUCTION EXPECTATIONS TO DATE A reduction in expenses of ~$110 million is expected by year-end 2017, increasing to ~$160 million by year-end 2018. Consolidate office & operations space Consolidate ~40 banking centers (about 7% of total network) RATIONALIZE REAL ESTATE Eliminate ~9% of total workforce over the next year by consolidating functions and responsibilities Decrease management layers to move closer to the customers and accelerate decision making REDUCE WORKFORCE Significantly reduce the number of IT applications Optimize infrastructure Further automate operational processes ENHANCE INFORMATION TECHNOLOGY (IT) CAPABILITIES Increase speed to loan approval through further centralization and digitalization Eliminate redundancies and enhance data collection and analysis STREAMLINE CREDIT PROCESS REVENUE ENHANCEMENT OPPORTUNITIES TO DATE Planned revenue enhancements of ~$30 million are expected by year-end 2017, increasing to ~$70 million by year-end 2018. Focus on new products with greater contribution margins Expand products, sales tools and training Improve customer analytics to identify opportunities DEEPEN CUSTOMER RELATIONSHIPS Leverage technology to increase productivity and reduce time to close Ramp-up Merchant Services to significantly increase customer penetration Realign incentives Standardize approach across all markets for sales, training and performance management ACCELERATE GROWTH IN MIDDLE MARKET BANKING MEMBER FDIC. EQUAL OPPORTUNITY LENDER. Estimates and outlook as of July 19, 2016 ~$140 million by year-end 2017 ~$230 million (annual run-rate) by year-end 2018 PRE-TAX BENEFITS Total pre-tax restructuring charges of ~$140 to $160 million through 2018 RESTRUCTURING CHARGES Low 60s% by year-end 2017 ≤ 60% by mid-year 2018 (assumes no rate increases) EFFICIENCY RATIO Through this initiative, our actions will take us a long way toward achieving a double-digit Return on Equity.INITIAL FINANCIAL TARGETS Through our comprehensive review and analysis over the past several months, we have identified 20+ work streams focused on enhancing revenue and reducing expenses. We are moving expeditiously, and implementation has started. Our executive team, who owns this initiative, will provide quarterly updates on our progress towards our financial targets. PROCESS Further enhance revenue and reduce expenses by: • • driving high-growth opportunities; and supporting speed, simplicity and agility in decision-making and action. GOAL Comerica has already identified opportunities that are expected to drive at least $230 million in additional pre-tax income through the GEAR Up initiative. Furthermore, we are pursuing additional opportunities that will further enhance our profitability. To achieve this result, we are fundamentally changing the way we operate in many areas of our business. We believe this positions us to better compete, despite current market conditions and a tough banking environment, and ensures we remain a strong partner and trusted advisor to our customers, for the ultimate benefit of our shareholders.